UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2005

CYGNE DESIGNS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22102	04-2843286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 West 42nd Street
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 997-7767

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported under Item 2.01 of the Form 8-K of Cygne Designs, Inc. (the “Company”) filed on August 4, 2005 and amended on September 23, 2005, on July 31, 2005, the Company, Commerce Clothing Company LLC (now known as Diversified Apparel Resources, LLC (“Diversified”)) and the members of Diversified entered into an asset purchase agreement, and simultaneously closed the transactions contemplated thereby, providing for the purchase by the Company from Diversified of the assets used in Diversified’s business of the sale and distribution of branded and private label denim clothing (the “Acquired Business”). The description of the acquisition included in the Company’s Form 8-K filed on August 4, 2005 and amended on September 23, 2005, is incorporated by reference herein. This amended report on Form 8-K is being filed to disclose the amendment of the Supply Agreement, dated July 31, 2005, between the Company, Diversified and AZT International S. de R.L. de C.V., an affiliate of Diversified, which is attached hereto as Exhibit 10.1 and incorporated by reference herein. The Supply Agreement was amended on October 19, 2005 to reflect the change in Gross Margins with respect the Branded Denim Products from 30% to 35% and in Private Label Denim Products from 15% to 25%. “Gross Margins,” “Branded Denim Products,” and “Private Label Denim Products” all have the meanings as set forth in the Supply Agreement which was originally filed as Exhibit 10.5 to the Form 8-K filed on August 4, 2005. Additionally, this amended report on Form 8-K is being filed to disclose the amendment of the Registration Rights Agreement, dated July 31, 2005, between the Company and Diversified, which is attached hereto as Exhibit 10.2 and incorporated by reference herein. The Registration Rights Agreement was amended on October 19, 2005 to reflect the change of the Effectiveness Date (as defined in the Registration Rights Agreement which was originally filed as Exhibit 10.1 to the Form 8-K filed on August 4, 2005) to December 15, 2005.

Item 8.01 Other Events

The Company has been informed that the Securities and Exchange Commission (the “Commission”) has commenced an informal investigation with respect to certain trading in the Company’s Common Stock during the period preceding the April 19, 2005 announcement that the Company had entered into preliminary discussions to acquire the branded and private label denim clothing supply business of Commerce Clothing Company LLC (which, after the closing of the acquisition, changed its name to, and conducts its non-acquired businesses under the name, Diversified Apparel Resources, LLC). The Company is cooperating with the Commission’s informal investigation and responding to the Commission’s requests. Although the Company believes that the resolution of this matter will not have a material adverse effect on the Company, there can be no assurance as to the outcome of the Commission’s informal investigation.

Item 9.01 Financial Statements and Exhibits

(b) Pro Forma Financial Information.

The following amended pro forma combined financial information reflecting the amendment to the Supply Agreement which sets forth the change in Gross Margins with respect the Branded Denim Products from 30% to 35% and in Private Label Denim Products from 15% to 25% are filed as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference:

1.	Amended unaudited pro forma combined condensed financial statements, consisting of (i) narrative overview, (ii) unaudited pro forma combined condensed statement of operations for the year ended January 29, 2005 and the six months ended July 30, 2005 and notes thereto, and (iii) amended unaudited pro forma combined condensed balance sheet as of July 30, 2005 and notes thereto.

(d) Exhibits.

10.1	Amendment to Supply Agreement, dated October 19, 2005, among Cygne Designs, Inc., Diversified Apparel Resources, LLC, and AZT International S. de R.L. de C.V.

10.2	Amendment to Registration Rights Agreement, dated October 19, 2005, between Cygne Designs, Inc. and Diversified Apparel Resources, LLC.

99.1	Pro forma combined financial information reflecting the amendment to the Supply Agreement which sets forth the change in Gross Margins with respect the Branded Denim Products from 30% to 35% and in Private Label Denim Products from 15% to 25%.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYGNE DESIGNS, INC.

Date: October 20, 2005

	By:	/s/ ROY E. GREEN
	Name:	Roy E. Green
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to Supply Agreement, dated October 19, 2005, among Cygne Designs, Inc., Diversified Apparel Resources, LLC, and AZT International S. de R.L. de C.V.

10.2	Amendment to Registration Rights Agreement, dated October 19, 2005, between Cygne Designs, Inc. and Diversified Apparel Resources, LLC.

99.1	Pro forma combined financial information reflecting the amendment to the Supply Agreement which sets forth the change in Gross Margins with respect the Branded Denim Products from 30% to 35% and in Private Label Denim Products from 15% to 25%.